                                                                    EXHIBIT 10.3

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                  COMMON STOCK REGISTRATION RIGHTS AGREEMENT

                         Dated as of December 1, 1999

                                     among

                                EQUINIX, INC.,

                     BENCHMARK CAPITAL PARTNERS II, L.P.,
                             CISCO SYSTEMS, INC.,
                            MICROSOFT CORPORATION,
                                  EPARTNERS,
                             ALBERT M. AVERY, IV,
                                JAY S. ADELSON

                                      AND

                          SALOMON SMITH BARNEY INC.,
                           GOLDMAN, SACHS & CO. and
                      MORGAN STANLEY & CO. INCORPORATED,
                             as Initial Purchasers

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

          THIS COMMON STOCK REGISTRATION RIGHTS AGREEMENT (the "Agreement") is
                                                                ---------
made and entered into as of December 1, 1999, among Equinix, Inc., a Delaware corporation (the "Company"), Benchmark Capital Partners II, L.P., Cisco Systems,
                  -------
Inc., Microsoft Corporation, Epartners, Albert M. Avery, IV and Jay S. Adelson (collectively, the "Investors") Salomon Smith Barney Inc. ("Salomon Smith
                    ---------
Barney"), Goldman, Sachs & Co. and Morgan Stanley & Co. (together with Salomon Smith Barney, the "Initial Purchasers").
                   ------------------

          This Agreement is made pursuant to the Purchase Agreement, dated as of November 24, 1999, among the Company and the Initial Purchasers (the "Purchase
                                                                      --------
Agreement"), relating to the sale by the Company to the Initial Purchasers of an
---------
aggregate of 200,000 Units, each Unit consisting of $1,000 principal amount 13% Senior Notes due 2007 (the "Notes") and ONE Warrant (collectively, "Warrants")
                             -----                                   --------
to purchase initially 11.255 shares of common stock, par value $0.001 per share, of the Company. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Holders (as defined herein) the registration rights for the Registrable Securities (as defined herein) set forth in this Agreement and the Investors (as defined herein) have agreed to provide the Holders, among other things, the tag-along rights for the Warrants and the Registrable Securities set forth herein. The execution of this Agreement is a condition to the obligations of the Initial Purchasers to purchase the Units under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

1.   Definitions.
     -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Advice" shall have the meaning ascribed to that term in the last
           ------
paragraph of Section 4.

          "Affiliate" of any specified Person shall mean any other Person which,
           ---------
directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" shall have the meaning ascribed to that term in the
           ---------
preamble hereto.

          "Business Day" shall mean a day that is not a Legal Holiday.
           ------------

          "Capital Stock" shall mean, with respect to any Person, any and all
           -------------
shares, interests, participations, rights in or other equivalents (however designated and whether voting and/or non-voting) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into or exercisable or exchangeable for any of the foregoing.

          "Common Stock" shall mean the common stock, par value $0.001 per
           ------------
share, of the Company and any options, warrants or security convertible into or exercisable or exchangeable for such common stock.

          "Company" shall have the meaning ascribed to that term in the preamble
           -------
hereto and shall also include the Company's successors.

          "Continuing Directors" shall have the meaning ascribed to that term in
           --------------------
the Indenture.

          "Convertible Preferred Stock" will include the outstanding Series A
           ---------------------------
Preferred Stock and Series B Preferred Stock and any other securities convertible or exercisable or exchangeable into Common Stock of the Company, whether outstanding on the Issue Date or thereafter issued.

          "Current Market Value" per share of Common Stock of the Company or any
           --------------------
other security at any date shall mean (i) if the security is not registered under the Exchange Act, the fair market value of the security as determined by a nationally or regionally recognized independent financial expert or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the security for the 20 consecutive days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of
(ii)(a) and (ii)(b), as certified to the Warrant Agent (as specified in the Warrant) by the President, any Vice President or the Chief Financial Officer of the Company. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act.

          "Demand Registration" shall have the meaning ascribed to that term in
           -------------------
Section 2.1.

          "Effectiveness Period" shall have the meaning ascribed to that term in
           --------------------
Section 2.1.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Exercise Event" shall mean the date of the occurrence of the earliest
           --------------
of: (1) immediately prior to a Warrant Change of Control, (2) the 90th day (or such earlier date as determined by the Company in its sole discretion) following an Initial Public Equity Offering, (3) other than in connection with an Initial Public Equity Offering the date upon which a class of equity securities of the Company becomes subject to registration under the Exchange Act, or (4) December 1, 2001.

          "Fair Market Value" shall mean the value of any securities as
           -----------------
determined (without any discount for lack of liquidity, the amount of such securities proposed to be sold or the fact that such securities held by any Holder of such security may represent a minority interest in a private company) by a nationally or regionally recognized investment banking firm selected by the Company for the determination of such value.

          "Holder" shall mean the Initial Purchasers, for so long as each
           ------
Initial Purchaser owns any Warrants or Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Warrants or Registrable Securities.

          "Indenture" shall mean the indenture dated as of December 1, 1999
           ---------
between the Company and State Street Bank and Trust Company, as trustee pursuant to which the Notes have been issued.

          "Initial Public Equity Offering" shall mean the first primary public
           ------------------------------
offering (whether or not underwritten, but excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

          "Initial Purchasers" shall have the meaning ascribed to that term in
           ------------------
the preamble hereto.

          "Legal Holiday" shall mean a Saturday, a Sunday or a day on which
           -------------
banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

          "Notes" shall have the meaning ascribed to that term in the preamble
           -----
hereto.

          "Participating Holder" shall have the meaning ascribed to that term in
           --------------------
Section 3.2(a).

          "Person" shall mean an individual, partnership, corporation, trust or
           ------
unincorporated organization, or a government or agency or political subdivision thereof.

          "Piggy-Back Registration" shall have the meaning ascribed to that term
           -----------------------
in Section 2.2.

          "Proposed Purchaser" shall have the meaning ascribed to that term in
           ------------------
Section 3.2(a).

          "Prospectus" the prospectus included in any Registration Statement
           ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          "Purchase Agreement" shall have the meaning ascribed to that term in
           ------------------
the preamble hereto.

          "Registrable Securities" shall mean any of (i) the Common Stock issued
           ----------------------
and issuable upon exercise of the Warrants and (ii) any other securities issued or issuable with respect to the Warrants or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.
As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (b) such securities have been sold to the public pursuant to, or are eligible for sale to the public without volume or manner of sale restrictions under, Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or
(d) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the
           ---------------------
Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of ONE counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, fees of counsel to the Holders or transfer taxes, if any, attributable to the sale of Subject Equity by Holders of such Subject Equity).

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company which covers any of the Subject Equity pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Requisite Shares" shall mean a number of Warrants, Warrant Shares and
           ----------------
Registrable Securities equivalent to 50% or more of the Warrant Shares subject to the originally issued Warrants.

          "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule
           --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" shall mean Rule 144A under the Securities Act, as such
           ---------
Rule may be amended from time to time.

          "Salomon Smith Barney" shall have the meaning ascribed to that term in
           --------------------
the preamble hereto.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time.

          "Stockholder" shall mean, collectively, each Holder, each Investor and
           -----------
the Affiliates of any Investor owning Common Stock or other securities convertible or exercisable or exchangeable into Common Stock.

          "Subject Equity" shall have the meaning ascribed to that term in
           --------------
Section 2.1.

          "Suspension Period" shall have the meaning ascribed to that term in
           -----------------
Section 2.1.

          "Tag-Along Notice" shall have the meaning ascribed to that term in
           ----------------
Section 3.2(a).

          "Tag-Along Right" shall have the meaning ascribed to that term in
           ---------------
Section 3.2(a).

          "Transfer" shall have the meaning ascribed to that the term in Section
           --------
3.2(a).

          "Transfer Notice" shall have the meaning ascribed to that term in
           ---------------
Section 3.2(a).

          "Triggering Date" shall mean the date of the consummation of a bona
           ---------------
fide underwritten public offering of Common Stock as a result of which at least 20% of the outstanding shares of Common Stock are listed on a United States national securities exchange or the Nasdaq National Market.

          "Voting Stock" shall have the meaning ascribed to that term in the
           ------------
Indenture.

          "Warrant Change of Control" shall mean the occurrence of any of the
           -------------------------
following events: (i) any "person" or "group" is or becomes the "beneficial owner" (as such terms used in Section 13(d)(3) of the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the Voting Stock (measured by voting power rather than number of shares) of the Company, (ii) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the Board of Directors of the Company, or (iii) subject to clause (i) above the Company consolidates or merges with or into any other Person or the Company and/or any of its subsidiaries sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the assets and properties of the Company and its subsidiaries on a consolidated basis to any other Person, other than a consolidation or merger or disposition of assets pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for securities or other property with the effect that the beneficial owners of the outstanding Voting Stock of the Company immediately prior to such transaction, beneficially own, directly or indirectly, at least a majority of the Voting Stock (measured by voting power rather than number of shares) of the surviving corporation or the Person to whom the Company's assets are transferred immediately following such transaction or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

          "Warrants" shall have the meaning ascribed to that term in the
           --------
preamble hereto.

          "Warrant Shares" shall mean the shares of Common Stock issued and
           --------------
issuable upon exercise of the Warrants and any other securities issued or issuable with respect to the Warrants by way of stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

          "Withdrawal Election" shall have the meaning ascribed to that term in
           -------------------
Section 2.3(c).

2.   Registration Rights.
     -------------------

          2.1  Demand Registration.  (a)  Request for Registration.  At any time
               -------------------        ------------------------
and from time to time on or after an Exercise Event, Holders owning, individually or in the aggregate, the Requisite Shares may require the Company to effect one registration (a "Demand Registration") under the Securities Act of
                               -------------------
the Warrants, Warrant Shares and Registrable Securities (the "Subject Equity").
                                                              --------------
Any such request will specify the Subject Equity proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that its Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such selling Holder requested to be so included. Each such request by such other selling Holders shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a demand, the Company will prepare, file and use its best efforts to cause to become effective within 90 days of such demand a Registration Statement in respect of all the Subject Equity which Holders request, no later than 30 days after the date of such notice, for inclusion therein and keep such Registration Statement continuously effective for the shorter of (a) 90 days or (b) such period of time as all of the Subject Equity included in such Registration Statement shall have been sold thereunder (the "Effectiveness Period"); provided, however, that if such demand occurs
      --------------------    --------  -------
during the "lock up" or "black out" period (not to exceed 90 days) imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, the Company shall not be required to so notify Holders of Subject Equity and file such demand registration statement prior to the end of such "lock up" or black out" period, in which event the Company will use its best efforts to cause such Demand Registration statement to become effective no later than the later of (i) 90 days after such demand or (ii) 30 days after the end of such "lock up" or "black out" period; provided, further, that the Company may
                                      --------  -------
postpone the filing of, or suspend the effectiveness of, any registration statement or amendment thereto, suspend the use of any Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) in the event that, and for a period (a "Suspension Period") not to exceed an aggregate
                                 -----------------
of 45 days with respect to the Demand Registration if, (i) an event or circumstance occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided, further that the Effectiveness Period shall be
                    --------  -------
extended by the number of days in any Suspension Period. In the event of any "lock up" or "black out" period in any underwriting or purchase agreement, the Company will so notify the Holders of Registrable Securities. Notwithstanding the foregoing, in lieu of filing and causing to become effective a Demand Registration, the Company may satisfy its obligation with respect to such Demand Registration by making (or having its designee make) an offer to purchase all Subject Equity at a price at least equal to Current Market Value and consummating (or having its designee consummate) the purchase of Subject Equity as to which Holders accept such offer within 60 days of such offer; provided
                                                                    --------
that if through the exercise of reasonable efforts the Company is unable to consummate such purchase within 60 days, such period may be extended for such reasonable period of time as may be necessary to consummate.

          (b) Effective Registration.  A registration will not be deemed to have
              ----------------------
been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after
                                                       --------
it has become effective, the offering of Subject Equity pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Subject Equity pursuant to the registration (for any reason other than the act or omissions of the Holders) for the period of time contemplated hereby, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for the Effectiveness Period, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Holders of Subject Equity shall be permitted to withdraw all or any part of the Subject Equity from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient amount of the Subject Equity is withdrawn from the Demand Registration so that such Registration Statement does not cover at least the amount of Requisite Shares, the Holders who have not withdrawn their Subject Equity shall have the opportunity to include an additional amount of Subject Equity in the Demand Registration so that such Registration Statement covers at the Requisite Shares. If an additional amount of Subject Equity is not so included, the Company may withdraw the Registration Statement. Such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

          (c) Priority in Demand Registrations Pursuant to Section 2.1.  If a
              --------------------------------------------------------
Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the lead managing underwriter advises the Company in writing that, in its view, the number of securities requested to be included in such registration (including securities of the Company which are not Subject Equity) exceeds the number which can be sold in such offering, the Company will include in such registration only the Subject Equity requested to be included in such registration. In the event that the amount of Subject Equity requested to be included in such registration exceeds the number which, in the view of such lead managing underwriter, can be sold, the amount of such Subject Equity to be included in such registration shall be allocated pro rata among all requesting
                                                 --- ----
Holders on the basis of the relative number of shares of Subject Equity then held by each such Holder (provided that any Subject Equity thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Subject Equity requested to be included in such registration is less than the number which, in the view of the lead managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the view of the lead managing underwriter, can be sold.

          (d) Selection of Underwriter.  If the Holders so elect, the offering
              ------------------------
of such Subject Equity pursuant to such Demand Registration shall be in the form of an underwritten offering. The Holders making such Demand Registration shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Company, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

          (e) Expenses.  The Company will pay all Registration Expenses in
              --------
connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this Section 2.1.

          2.2  Piggy-Back Registration.  If at any time the Company proposes to
               -----------------------
file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders covering the sale of Common Stock (other than (a) a registration statement on Form S-4 or S-8, (b) a registration statement filed in connection with an offer of securities solely to the Company's existing securityholders, (c) a Demand Registration, or (d) a registration statement filed in connection with an Initial Public Equity Offering, provided, that the registration statement relating to such Initial Public Equity Offering solely covers securities proposed for sale by the Company for its own account and not for the account of any of its securityholders) for sale on the same terms and conditions as the securities of the Company or any other selling securityholder included therein, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 10 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The
                                                 -----------------------
Company shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company
                                                    --------
shall give prompt notice thereof to participating Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.2.

          No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to
Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement.

          2.3  Reduction of Piggy-Back Registration.  (a)  If the lead managing
               ------------------------------------
underwriter of any underwritten offering described in Section 2.2 has informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is its view that the total number of securities which the Company, the Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the number of Registrable Securities to be offered for the account of such Holders and the number of such securities to be offered for the account of all such other Persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of securities
                   --- ----
requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter; provided that
                                                                   --------
if such offering is effected for the account of any securityholder of the Company other than the Holders, pursuant to the demand registration rights of any such securityholder, then the number of securities to be offered for the account of the Company (if any) and the Holders (but not such securityholders who have exercised their demand registration rights) shall be reduced or limited pro rata in proportion to the respective number of securities requested to be
--- ----
registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter.

          (b) If the lead managing underwriter of any underwritten offering described in Section 2.2 notifies the Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that such Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above or (y) if a reduction in the Registrable Securities pursuant to clause (a) above would, in the judgment of the lead managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

          (c) If, as a result of the proration provisions of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided that a Withdrawal Election
                      -------------------    --------
shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

3.   Transfers.
     ---------

          3.1  Generally.  All Subject Equity at any time and from time to time
               ---------
outstanding shall be held subject to the conditions and restrictions set forth in this Section 3. All shares of Capital Stock now or hereafter held by the Investors shall be held subject to the conditions and restrictions set forth in this Section 3. Each Holder of Subject Equity and the Investors by executing this Agreement or by accepting a certificate representing Capital Stock or other indicia of ownership therefor from the Company agree with the Company and with each other Stockholder to such conditions and restrictions.

          3.2  Tag-Along Rights.  (a) Prior to the Triggering Date, each of the
               ----------------
Holders of Subject Equity shall have the right (the "Tag-Along Right") to
                                                     ---------------
require the Proposed Purchaser to purchase from each of them all Subject Equity owned by such Holder in the event of any proposed direct or indirect sale or other disposition (collectively, a "Transfer") of Common Stock or Convertible
                                    --------
Preferred Stock (whether now or hereafter issued) to any Person or Persons

(such other Person or Persons being hereinafter referred to as the "Proposed
                                                                    --------
Purchaser") by any Investor or Investors or any of their Affiliates in any
---------
transaction or series of related transactions resulting in a Warrant Change of Control. Each Investor shall notify, or cause to be notified, each Holder of Subject Equity in writing (a "Transfer Notice") of each such proposed Transfer
                              ---------------
at least 30 days prior to the date thereof. Such notice shall set forth: (a) the name of the Proposed Purchaser and the number of shares of Common Stock and other securities, if any, proposed to be transferred, (b) the name and address of the Proposed Purchaser, (c) the proposed amount of consideration and terms and conditions of payment offered by such Proposed Purchaser (if the proposed consideration is not cash, the Transfer Notice shall describe the terms of the proposed consideration) and (d) that either the Proposed Purchaser has been informed of the "Tag-Along Right" and has agreed to purchase Subject Equity in accordance with the terms hereof or that the Investors or any of their Affiliates will make such purchase. The Tag-Along Right may be exercised by any Holder of Subject Equity by delivery of a written notice to the Company ("Tag-
                                                                          ---
Along Notice"), within 10 days of receipt of the Transfer Notice, indicating its
------------
election to exercise the Tag-Along Right (the "Participating Holders").  The
                                               ---------------------
Tag-Along Notice shall state the amounts of Subject Equity that such Holder proposes to include in such Transfer to the Proposed Purchaser. Failure by any Holder to provide a Tag-Along Notice within the 10-day notice period shall be deemed to constitute an election by such Holder not to exercise its Tag-Along Right. The closing with respect to any sale to a Proposed Purchaser pursuant to this Section shall be held at the time and place specified in the Transfer Notice but in any event within 60 days of the date such Transfer Notice is given; provided that if through the exercise of reasonable efforts the Company
       --------
is unable to cause such transaction to close within 60 days, such period may be extended for such reasonable period of time as may be necessary to close such transaction. Consummation of the sale of Common Stock by any Investor or any of its Affiliates to a Proposed Purchaser shall be conditioned upon consummation of the sale by each Participating Holder to such Proposed Purchaser (or the Investor) of the Subject Equity entitled to be transferred as described above, if any. Additionally:

          (b) In the event that the Proposed Purchaser does not purchase Subject Equity entitled to be transferred as described above on the same terms and conditions as purchased from the Investors or any of their Affiliates, then the Investors or their Affiliates shall purchase such Subject Equity if the Transfer occurs.

          (c) Each Holder shall have the right to require the Proposed Purchaser to purchase from such Holder up to a percentage of the number of Warrants, Warrant Shares and each class and series of Registrable Securities owned by such Holder equaling the percentage derived by dividing the total number of shares of Common Stock that the Investors and their Affiliates propose to Transfer by the total number of shares of Common Stock owned by the Investors and their Affiliates; provided that in the event of any proposed Transfer by the Investors
            --------
or any of their Affiliates in any transaction or series of related transactions pursuant to which the Investors and their Affiliates would, after giving effect to such Transfer, beneficially own less than a majority of the outstanding Common Stock, each Holder shall have the right to require the Proposed Purchaser to purchase all of the Warrants, Warrant Shares and Registrable Securities owned by such Holder.

          (d) Any Subject Equity purchased from the Participating Holders pursuant to this Section 3.2 shall be paid for in the same type of consideration and at the same price per share of Common Stock and upon the same terms and conditions of such proposed Transfer of Common Stock by the Investors and/or any of their Affiliates. Notwithstanding the foregoing, shares of Convertible Preferred Stock being Transferred shall be entitled to receive the Fair Market Value of consideration, up to but not in excess of the aggregate liquidation preference of, plus accrued and unpaid dividends on, such shares of Convertible Preferred Stock prior to any payment of consideration in respect of that Subject Equity which is to be sold pursuant to the exercise of a tag-along right relating to such Convertible Preferred Stock. In the event that the Fair Market Value of consideration that is paid in respect of any shares of Convertible Preferred Stock being Transferred is in excess of its aggregate liquidation preference plus accrued and unpaid dividends, such shares of Convertible Preferred Stock shall be deemed for all purposes of this provision to have been converted into Common Stock immediately prior to such Transfer. If the Subject Equity to be purchased includes securities or property other than Common Stock, the price to be paid for such securities or property shall be the same price per share or other denomination paid by the Proposed Purchaser for like securities purchased from any Investor or any of its Affiliates or, if like securities are not purchased from any Investor or any of its Affiliates by the Proposed Purchaser, the Fair Market Value of such securities. The Investor shall arrange for payment directly by the Proposed Purchaser to each Participating Holder, upon delivery of the certificate or certificates representing the Warrants and/or Registrable Securities duly endorsed for transfer, together with such other documents as the Proposed Purchaser may reasonably request.

               (e) If at the end of 60 days following the date on which a Transfer Notice was given, or as otherwise extended pursuant to the provisions of Section 3.2(a), the sale of Common Stock by the Investors or their Affiliates and the sale of the Subject Equity entitled to be transferred as provided above have not been completed in accordance with the terms of the Proposed Purchaser's offer, all certificates representing such Subject Equity shall be returned to the Participating Holders, and all the restrictions on Transfer contained in this Agreement with respect to Common Stock owned by the Investors and their Affiliates shall remain in effect.

          3.3  Drag-Along Rights.  If at any time prior to an Initial Public
               -----------------
Equity Offering, the Investors and their respective Affiliates determine to sell all of the Capital Stock of the Company owned by them to a Person other than an Investor or an Affiliate of an Investor in a transaction resulting in a Warrant Change of Control, the transferring Investors (whether directly or through an Affiliate) shall have the right to require the Holders of Subject Equity to sell such Subject Equity to such transferee; provided that (a) the consideration to
                                        --------
be received by the Holders of Subject Equity shall be the same type of consideration received by the Investors and their Affiliates and, in any event, shall be cash or freely transferable marketable securities, and (b) after giving effect to such transaction, the Investors and their Affiliates shall not own, directly or indirectly, any Capital Stock or rights to purchase Capital Stock of the Company. Any Warrants and/or Registrable Securities purchased from the Holders thereof pursuant to this Section 3.3 shall be paid for at the same price per share of Common Stock and upon the same terms and conditions of such proposed transfer of Common Stock by the Investors and their Affiliates. Notwithstanding the foregoing, shares of Convertible Preferred Stock being transferred by an Investor or its Affiliates shall be entitled to receive the Fair Market Value of consideration, up to but not in excess of the aggregate liquidation preference of, plus accrued and unpaid dividends on, such shares of Convertible Preferred Stock prior to any payment of consideration in respect of that Subject Equity which the holder thereof is obligated to sell. In the event that the Fair Market Value of consideration that is paid in respect of any shares of Convertible Preferred Stock being transferred by an Investor or its Affiliates is in excess of its aggregate liquidation preference plus accrued and unpaid dividends, such shares of Convertible Preferred Stock shall be deemed for all purposes of this provision to have been converted into Common Stock immediately prior to such transfer. If the Subject Equity to be purchased includes securities other than Common Stock, the price to be paid for such securities shall be the same price per share or other denomination paid by the proposed purchaser for like securities purchased from the Investors and their Affiliates or, if like securities are not purchased from the Investors and their Affiliates, the Fair Market Value of such securities.

4.   Registration Procedures.
     -----------------------

          In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

               (a) A reasonable period of time prior to the initial filing of a Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Initial Purchasers and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such reasonable inquiries as shall be necessary, in the opinion of counsel to such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that
                                                                   --------
the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Salomon Smith Barney. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities included in such Registration Statement shall reasonably object on a timely basis;

               (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

               (c) Notify the holders of Registrable Securities to be sold and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and
(B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a

Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

               (e) If requested by the managing underwriters, if any, or if none, by the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or if none, such Holders, reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any
           --------  -------
action pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, violate applicable law;

               (f) Upon written request to the Company, furnish to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

               (g) Deliver to each Holder of Registrable Securities to be sold pursuant to a Registration Statement, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of

Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

               (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the
                                                  --------  -------
Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where they are not so subject;

               (i) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two Business Days prior to any sale of Registrable Securities;

               (j) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (k) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each selling Holder of Registrable Securities and each of the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) use their best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

               (l) Make available for inspection by a representative of the Initial Purchasers selling Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, and any attorney, consultant or accountant retained by such Initial Purchasers or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement; provided, however, that such persons shall
                                  --------  -------
first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person or (iv) such information becomes available to such Person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement; and provided, further, that the foregoing inspection and information
               --------  -------
gathering shall be coordinated on behalf of the Initial Purchasers by Salomon Smith Barney;

               (m) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, no later than 60 days after the end of any 12-month period (or 135 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158 under the Securities Act; and

               (n) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          The Company may require a Holder of Registrable Securities to be included in a Registration Statement to furnish to the Company such information regarding (i) the intended method of distribution of such Registrable Securities, (ii) such Holder and (iii) the Registrable Securities held by such Holder as is required by law to be disclosed in such Registration Statement and the Company may exclude from such Registration Statement the Registrable Securities of any Holder who fails to furnish such information within a reasonable time after receiving such request.

          If any such Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                 ------
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof or (y) the

Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

5.   Indemnification and Contribution.
     --------------------------------

          (a) The Company shall indemnify and hold harmless the Initial Purchasers, each Holder, each underwriter who participates in an offering of Registrable Securities, their respective Affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

               (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by Salomon Smith Barney), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided that this indemnity does not apply to any loss, liability, claim,
--------
damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, such Holder their respective Affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if the Initial Purchasers, such Holder or such underwriter failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and such Prospectus would have corrected such untrue statement or omission. Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

          (b) By accepting the benefits of this Agreement, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 5(a) above, counsel to the indemnified parties shall be selected by Salomon Smith Barney and, in the case of parties indemnified pursuant to Section 5(b) above, counsel to the indemnified parties shall be selected by the Company. Notwithstanding the foregoing sentence, in case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, unless such indemnified party shall have one or more legal defenses available to it which are not available to the indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election as aforesaid to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any Judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Initial Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Initial Purchasers and the Holders, as incurred; provided that no Person guilty of fraudulent
                      --------
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Initial Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Initial Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Initial Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Initial Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata
                                                                 --- ----
allocation or by any other method of
allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5, each Affiliate of the Initial Purchasers or a Holder, and each director, officer, employee, agent and Person, if any, who controls a Initial Purchaser or Holder or such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

6.   Rules 144 and 144A.
     ------------------

          The Company shall use its best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder of Warrants or Registrable Securities, make available other information as required by, and so long as necessary to permit, sales of its Warrants and Registrable Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

7.   Underwritten Registrations.
     --------------------------

          If any of the Registrable Securities covered by any Registration Statement are to be sold in an underwritten public offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of such Registrable Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

          No Person may participate in any underwritten public offering hereunder unless such person (i) agrees to sell such Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          If the Company has complied with all its obligations under this Agreement with respect to a Demand Registration (including the Company's option to make and consummate an offer to purchase Subject Equity, if applicable) or a Piggy-Back Registration relating to an underwritten public offering, all holders of Warrants and Registrable Securities participating in any such Demand Registration or Piggy-Back Registration, as the case may be, upon request of the lead managing underwriter with respect to such underwritten public offering, will be required to not sell or otherwise dispose of any Warrant or Registrable Security owned by them for a period not to exceed 180 days from the consummation of such underwritten public offering.

8.   Miscellaneous.
     -------------

          8.1 In the event of a breach by the Company, the Investors or by a Holder of any of its obligations under this Agreement, each Holder, the Investors and the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company, the Investors and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          8.2  No Conflicting Agreements.  The Company and the Investors will
               -------------------------
not enter into any agreement that conflicts with the rights granted to the Holders and indemnified persons in this Agreement or otherwise conflicts with the provisions hereof. Without the written consent of the Holders of a majority of the outstanding Warrants and each class and series of Registrable Securities, the Company and the Investors shall not grant to any Person any rights which conflict with the provisions of this Agreement.

          8.3  No Piggy-back on Demand Registrations.  The Company shall not
               -------------------------------------
grant to any of its securityholders (other than the Holders in such capacity) the right to include any of their securities in any Registration Statement filed pursuant to a Demand Registration unless any such right expressly provides that
(i) such securityholders will agree to be cut-back if the lead managing underwriter with respect to such Demand Registration has informed the Holders, in writing, that it is its view that the total number of securities requested for inclusion is such as to materially and adversely affect the success of any offering relating to such Demand Registration, and (ii) Holders of Subject Equity will in no event be required to cut-back Subject Equity proposed for inclusion in such Demand Registration.

          8.4  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than the Requisite Shares; provided, however, that, for the purposes
                                       --------  -------
of this Agreement, Warrants, Warrant Shares and Registrable Securities that are owned, directly or indirectly, by the Company, the Investors or any of their Affiliates are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be
           --------  -------
amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 5 shall be made or given otherwise than with the prior written consent of each Person affected thereby.

          8.5  Notices.  All notices and other communications provided for
               -------
herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopier:

               (a) if to the Company, as provided in the Purchase Agreement,

               (b)  if to the Investors,

                    Benchmark Capital Partners II, L.P.


                    Attn:  Andrew Rachleff
                    Ph.:  650-854-8180
                    Fax:  650-854-8183

                    Cisco Systems, Inc.
                    170 West Tasman Drive
                    San Jose, CA 95134

                    Attn:  Mike Volpi
                    Ph.:  408-526-4499
                    Fax:  408-526-4100

                    Microsoft Corporation
                    One Microsoft Way
                    Redmond, WA 98052
                    Attn:  Greg Maffei
                    Ph.:  425-936-5266
                    Fax:  425-936-2625

                    EPARTNERS, a Delaware general partnership
                    22 Chelsea Manor Street
                    London SW 35 RL UK
                    Attn:  Bruce McWilliam
                    Ph.:  011-44-207-881-2900
                    Fax:  011-44-207-881-2901

                    Albert M. Avery, IV
                    c/o Equinix, Inc.
                    901 Marshall Street
                    Redwood City, CA 94063
                    Ph.: (650) 298-0400
                    Fax: (650) 298-0420

                    Jay S. Adelson
                    c/o Equinix, Inc.
                    901 Marshall Street
                    Redwood City, CA 94063
                    Ph.: (650) 298-0400
                    Fax: (650) 298-0420

               (c) if to the Initial Purchasers, as provided in the Purchase Agreement, or

               (d) if to any other Person who is then the registered Holder of Warrants or Registrable Securities, to the address of such Holder as it appears in the register therefor of the Company.

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          8.6  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign any of its rights hereunder without the prior written consent of each Holder and each indemnified party under Section 5(a). Notwithstanding the foregoing, no successor or assignee of the Company shall have any of the rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations.

          8.7  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

          8.8  Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL
               -----------------------------------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY AND THE INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

          8.9  Severability.  The remedies provided herein are cumulative and
               ------------
not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          8.10 Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          IN WITNESS WHEREOF, the parties have caused this Common Stock Registration Rights Agreement to be duly executed as of the date first written above.
EQUINIX, INC.
                                   By: /s/ Jay S. Adelson
                                       -------------------------------------
                                       Name: Jay S. Adelson
                                       Title: Secretary

                                   BENCHMARK CAPITAL PARTNERS II, L.P.
                                       as nominee for
                                       Benchmark Capital Partners II, L.P.
                                       Benchmark Founders Fund II, L.P.
                                       Benchmark Founders Fund II-A, L.P.
                                       Benchmark Members' Fund, L.P.
                                       By: Benchmark Capital Management Co. II,
                                           L.L.C., its general partner

                                   By: /s/ Andrew S. Rachleff
                                       -------------------------------------
                                       Name: Andrew S. Rachleff
                                       Title: Managing Member

                                   CISCO SYSTEMS, INC.


                                   By: /s/ Michelangelo Volpi
                                       -------------------------------------
                                       Name: Michelangelo Volpi
                                       Title: SVP, Business Development

                                   MICROSOFT CORPORATION


                                   By: /s/ Gregory Maffei
                                       -------------------------------------
                                       Name: Gregory Maffei
                                       Title: Chief Financial Officer

                                   EPARTNERS, a Delaware general partnership
                                   By: News America Incorporated, its General
                                       Partner

                                   By: /s/ Lawrence A. Jacobs
                                       -------------------------------------
                                       Name: Lawrence A. Jacobs
                                       Title: Senior Vice President

                                        /s/ Albert M. Avery, IV
                                        -------------------------------------
                                        Albert M. Avery, IV

                                        /s/ Jay S. Adelson
                                        -------------------------------------
                                        Jay S. Adelson

                                   SALOMON SMITH BARNEY INC.
                                   GOLDMAN, SACHS & CO.
                                   MORGAN STANLEY & CO., INCORPORATED

                                   By: Salomon Smith Barney Inc.

                                   By:  /s/ W. Mark Barber
                                        -------------------------------------
                                        Name: W. Mark Barber
                                        Title: Vice President